SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 21, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

                             Ohio
          (State or other jurisdiction of incorporation)

       000-13203                             34-1406303
  (Commission File Number)  (I.R.S. Employer Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)

ITEM 7.    Financial Statements and Exhibits

(c) Exhibits

(99.1) Press Release of LNB Bancorp, Inc. announcing earning second place among all Ohio-based community banks in a U.S. Banker survey



ITEM 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

On August 21, 2003, LNB Bancorp, Inc. issued a press release announcing earning second place among all Ohio-based community banks in a U.S. Banker survey. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: August 21, 2003                 By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary